UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule14a-12

LIONS GATE ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LIONS GATE ENTERTAINMENT CORP. 2022 Annual General and Special Meeting Vote by September 12, 2022 11:59 PM ET LIONS GATE ENTERTAINMENT CORP. ATTN: INVESTOR RELATIONS 2700 COLORADO AVENUE SANTA MONICA, CA 90404 USA D89296-P78727 You invested in LIONS GATE ENTERTAINMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General and Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 13, 2022. Get informed before you vote View the Notice and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 30, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone or Tablet users Point your camera here and vote without entering a control number Vote in Person at the Meeting* September 13, 2022 1:00 p.m., local time Dentons Canada 250 Howe Street, 20th Floor Vancouver, British Columbia, V6C 3R8 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors: To elect directors of the Company for the ensuing year. See the section entitled “Proposal 1: Election of Directors” in the Notice and Proxy Statement. 1a. Michael Burns 1b. Mignon Clyburn 1c. Gordon Crawford 1d. Jon Feltheimer 1e. Emily Fine 1f. Michael T. Fries 1g. Susan McCaw 1h. Yvette Ostolaza 1i. Mark H. Rachesky, M.D. 1j. Daryl Simm 1k. Hardwick Simmons 1l. Harry E. Sloan 2. Appointment of Auditors: To reappoint Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2023 at a remuneration to be determined by the Audit & Risk Committee. See the section entitled “Proposal 2: Re-Appointment of Independent Registered Public Accounting Firm” in the Notice and Proxy Statement. 3. Advisory Vote on Executive Compensation: To pass a non-binding advisory resolution to approve the compensation paid to the Company’s Named Executive Officers. See the section entitled “Proposal 3: Advisory Vote to Approve Executive Compensation” in the Notice and Proxy Statement. Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any continuations, adjournments or postponements thereof. Board Recommends For For For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D89297-P78727